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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           --------------------------


                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       October 23, 1998
                                                -------------------------------

                               NATIONSRENT, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                      001-14299                31-1570069
----------------------------          ------------          -------------------
(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number)         Identification No.)

450 East Las Olas Boulevard, Suite 1400, Ft. Lauderdale, Florida        33301
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         (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code      (954) 760-6550
                                                   ----------------------------

                                      N/A
-------------------------------------------------------------------------------
         (Former Name or Former Address; if Changed Since Last Report)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         On October 23, 1998, NationsRent, Inc., a Delaware corporation (the "Company") filed a Current Report on Form 8-K reporting the acquisition of substantially all of the assets of Ray L. O'Neal, Inc. and Arenco, L.L.C. (collectively operating as "A-1 Rentals"). This Current Report on Form 8-K/A reports the financial statements and the pro forma financial information for A-1 Rentals.


(a)      Financial Statements of Business Acquired.

         The financial statements of A-1 Rentals have been previously filed and are incorporated into this Current Report on Form 8-K/A by reference to pages F-157 - 167 of the Company's Registration Statement on
           Form S-4, as amended, filed with the Securities and Exchange Commission (file no. 333-69691).

(b)      Pro Forma Financial Information.

         The pro forma financial information of A-1 Rentals has been previously filed and is incorporated into this Current Report on Form 8-K/A by reference to pages PF-1 - 10 of the Company's Registration
           Statement on Form S-4, as amended, filed with the Securities and Exchange Commission (file no. 333-69691).

(c)      Exhibits.

         23.1 Consent of Arthur Andersen LLP



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 6, 1999                        NATIONSRENT, INC.

                                       By:  /s/ Joseph H. Izhakoff
                                            -----------------------------------
                                            Joseph H. Izhakoff, Vice President,
                                               Secretary and General Counsel








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                                 EXHIBIT INDEX

NUMBER AND DESCRIPTION
OF EXHIBIT
----------------------


23.1     Consent of Arthur Andersen LLP